Exhibit 1.01

Conflict Minerals Report

Napco Security Technologies, Inc.

2025 Calendar Year

Overview

Napco Security Technologies, Inc., headquartered in Amityville, N.Y. was incorporated in Delaware in 1971. “The Company,” "Napco,” "we," "our" and "us" are used interchangeably to refer to Napco Security Technologies, Inc. and its subsidiaries.

The Company manufactures and designs high-tech electronic security devices and provides cellular communication services for intrusion and fire alarm systems. We offer a diversified array of security products, encompassing access control systems, door-locking products, intrusion and fire alarm systems and video surveillance products. These products are used for commercial, residential, institutional, industrial and governmental applications, and are sold principally to independent distributors, dealers and installers of security equipment.

This report for the year ended December 31, 2025 is filed to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (“Rule 13p-1”), which was adopted by the Securities and Exchange Commission to implement reporting and disclosure requirements related to Conflict Minerals, as defined in Item 1.01(d)(3) of the Form SD, “Conflict Minerals,” as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Rule 13p-1 imposes certain reporting obligations on certain SEC reporting companies whose manufactured products contain Conflict Minerals.

Part I. Due Diligence

Design of Conflict Minerals Program

The Company has integrated into its supply chain management programs the Organization for Economic Co-operation and Development five-step framework for risk-based due diligence for responsible supply chains of minerals from conflict-affected and high-risk areas.

Description of Due Diligence Measures Performed

Below is a description of the measures performed for this reporting period to exercise due diligence on the source and chain of custody of the necessary conflict minerals contained in our products which we had reason to believe may have originated from the Covered Countries and may not have come from recycled or scrap sources:

•

Compared any smelters or refiners which were included in the supplier responses from our survey to the list of smelters and refiners maintained by the CFSI (conflict-free sourcing initiative). Appendix A contains a list of these smelters and refiners as well as the certification status as reported by the CFSI.

•	Contacted surveyed suppliers on responses to supply chain surveys that we identified contained incomplete or potentially inaccurate information to seek additional clarifying information.
•	Compared smelters and refiners identified by surveyed suppliers against the list of facilities that have received a “conflict-free” designation from the CFSP (conflict-free smelter program).
•	Napco provided progress reports to Napco’s President & Chief Operating Officer. These progress reports described the status of the applicable conflict minerals program.

Results of our Due Diligence Efforts

Inherent Limitations on Due Diligence Measures

As a downstream purchaser of products which contain conflict minerals, our due diligence measures can provide only reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals. Our due diligence processes are based on the necessity of seeking data from our direct suppliers and those suppliers seeking similar information within their supply chains to identify the original sources of the necessary conflict minerals. We also rely largely on information collected and provided by independent third-party audit programs. Such sources of information, as well as the smelters and refiner facility visits, may yield inaccurate or incomplete information and may be subject to fraud.

Results of Reasonable Country of Origin Inquiry Efforts

Based on the survey responses received, we have identified 247 smelters and refiners that are certified conflict-free. Based on the surveys provided and diligence efforts that were completed, we do not have sufficient information to conclusively determine all smelters and refiners or countries of origin of the conflict minerals. However, we have not obtained any supplier responses that indicate sourcing from conflict mines.

Future Due Diligence Measures

•

We are continuing to develop a risk mitigation response plan to address business relationships with suppliers that are not DRC conflict free (as defined in Item 1.01(d)(4) of Form SD), which mitigation may include identifying an alternate supply. Our program will include continuous monitoring to adjust our strategies as sourcing data improves and new information is received.

•

We will continue to assess and update future due diligence activities, including our efforts to determine smelter and mine locations, transit routes, and countries of origin. We tracked results of our supply chain diligence process and periodically reported the results to our executive leadership team.

Part II. Product Description

For this reporting period, we identified the following products which we manufactured or purchased from others for resale that may contain necessary conflict minerals (defined as any tantalum, tin, tungsten or gold that is necessary to the functionality or production of our products):

Access Control Systems: Access control systems consist of one or more of the following: various types of identification readers (e.g. card readers, hand scanners), a control panel, a PC-based computer and electronically activated door-locking devices. When an identification card or other identifying information is entered into the reader, the information is transmitted to the control panel/PC, which then validates the data and determines whether to grant access by electronically deactivating the door locking device. An electronic log is kept which records various types of data regarding access activity.

Door Security Products: The Company manufactures a variety of door locking devices including microprocessor-based electronic door locks with push button, card reader and bio-metric operation, door alarms, mechanical door locks and simple dead bolt locks. These devices may control a single door or, in the case of some of the Company’s microprocessor-based door locks, may be networked with the Company’s access control systems and controlled remotely.

Intrusion and Fire Alarm Systems: Alarm systems usually consist of various detectors, a control panel, a digital keypad and signaling equipment. When a break-in occurs, an intrusion detector senses the intrusion and activates a control panel via hard-wired or wireless transmission that sets off the signaling equipment and, in most cases, causes a bell or siren to sound. Communication equipment such as a cellular or digital communicator may be used to transmit the alarm signal to a central station or another person selected by a customer.

Video Surveillance Systems: Video surveillance systems typically consist of one or more video cameras, a control panel and a video monitor or PC. More advanced systems can also include a recording device and some types of remote communication device such as an internet connection to a PC or browser-enabled cell phone. The system allows the user to monitor various locations at once while recorders save video images for future use. Remote communication devices can allow the user to view and control the system from a remote location. The Company designs, engineers, and markets the software and control panels discussed above. It also buys and resells various video cameras, PC-based computers and peripheral equipment for video surveillance systems.

Appendix A lists the facilities identified to us by our suppliers that were used to process the associated minerals that were used in manufacturing the component parts that we use in assembling our products.

This report is not subject to an independent private sector audit as allowed under Rule 13p-1.

Appendix A:

The following smelters and refiners were reported by our suppliers as being in their supply chains and, therefore, potentially in ours. Some suppliers responded at the company level, therefore some of the smelters or refiners listed below may not be related to the products that we source from these suppliers. The certification status of each smelter and refiner as indicated by the Conflict-Free Sourcing Initiative is contained in the fourth column.

Metal	Standard Smelter Name	Smelter Facility Location	Smelter status by ID
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	Agosi AG	GERMANY	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	ASAHI METALFINE, Inc.	JAPAN	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden Ronnskar	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	Chimet S.p.A.	ITALY	Conformant
Gold	Chugai Mining	JAPAN	Conformant
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
Gold	Dowa	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Conformant
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Heraeus Germany GmbH Co. KG	GERMANY	Conformant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant
Gold	Japan Mint	JAPAN	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	Kazzinc	KAZAKHSTAN	Conformant
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	Conformant
Gold	Materion	UNITED STATES OF AMERICA	Conformant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant

Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Conformant
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	MKS PAMP SA	SWITZERLAND	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Royal Canadian Mint	CANADA	Conformant
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	SAFINA A.S.	CZECHIA	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Conformant
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	REMONDIS PMR B.V.	NETHERLANDS	Conformant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Conformant
Gold	Italpreziosi	ITALY	Conformant
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	NH Recytech Company	KOREA, REPUBLIC OF	Conformant
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Conformant
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Conformant
Gold	Zijin Mining Group Gold Smelting Co. Ltd.	CHINA	Conformant
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Conformant
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Gold by Gold Colombia	COLOMBIA	Conformant
Gold	Coimpa Industrial LTDA	BRAZIL	Conformant
Gold	GG Refinery Ltd.	TANZANIA	Conformant
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	Bangalore Refinery	INDIA	Conformant
Gold	Impala Platinum - Platinum Metals Refinery (PMR)	SOUTH AFRICA	Conformant
Gold	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA	Conformant
Gold	Impala Rustenburg	SOUTH AFRICA	Conformant
Gold	Inca One (Chala One Plant)	PERU	Active
Gold	Inca One (Koricancha Plant)	PERU	Active

Gold	WEEEREFINING	FRANCE	Not Certified
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Not Certified
Gold	Caridad	MEXICO	Not Certified
Gold	Cendres + Metaux S.A.	SWITZERLAND	Not Certified
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Not Certified
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Not Certified
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Not Certified
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Not Certified
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Not Certified
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Not Certified
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Not Certified
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Not Certified
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Not Certified
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Not Certified
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Not Certified
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Not Certified
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Not Certified
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Not Certified
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Not Certified
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Not Certified
Gold	Torecom	KOREA, REPUBLIC OF	Not Certified
Gold	Morris and Watson	NEW ZEALAND	Not Certified
Gold	Guangdong Jinding Gold Limited	CHINA	Not Certified
Gold	Umicore Precious Metals Thailand	THAILAND	Not Certified
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Not Certified
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Not Certified
Gold	Marsam Metals	BRAZIL	Not Certified
Gold	SAAMP	FRANCE	Not Certified
Gold	L'Orfebre S.A.	ANDORRA	Not Certified
Gold	Sai Refinery	INDIA	Not Certified
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Not Certified
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Not Certified
Gold	Pease & Curren	UNITED STATES OF AMERICA	Not Certified
Gold	Safimet S.p.A	ITALY	Not Certified
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Not Certified
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Not Certified
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Not Certified
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Not Certified
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Not Certified
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Not Certified
Gold	Lingbao Gold Co., Ltd.	CHINA	Not Certified
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Not Certified
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Not Certified
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Not Certified
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Not Certified
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Not Certified
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Not Certified
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Not Certified
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Not Certified
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Not Certified

Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Not Certified
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	Not Certified
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Not Certified
Gold	Sudan Gold Refinery	SUDAN	Not Certified
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	Not Certified
Gold	Industrial Refining Company	BELGIUM	Not Certified
Gold	Shirpur Gold Refinery Ltd.	INDIA	Not Certified
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	Not Certified
Gold	Albino Mountinho Lda.	PORTUGAL	Not Certified
Gold	8853 S.p.A.	ITALY	Not Certified
Gold	AU Traders and Refiners	SOUTH AFRICA	Not Certified
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	Not Certified
Gold	Modeltech Sdn Bhd	MALAYSIA	Not Certified
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Not Certified
Gold	JALAN & Company	INDIA	Not Certified
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	Not Certified
Gold	African Gold Refinery	UGANDA	Not Certified
Gold	Gold Coast Refinery	GHANA	Not Certified
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Not Certified
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Not Certified
Gold	CGR Metalloys Pvt Ltd.	INDIA	Not Certified
Gold	Sovereign Metals	INDIA	Not Certified
Gold	Augmont Enterprises Private Limited	INDIA	Not Certified
Gold	Kundan Care Products Ltd.	INDIA	Not Certified
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	Not Certified
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	Not Certified
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	Not Certified
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	Not Certified
Gold	K.A. Rasmussen	NORWAY	Not Certified
Gold	Alexy Metals	UNITED STATES OF AMERICA	Not Certified
Gold	MD Overseas	INDIA	Not Certified
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	Not Certified
Gold	Dongwu Gold Group	CHINA	Not Certified
Gold	Sam Precious Metals	UNITED ARAB EMIRATES	Not Certified
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	Not Certified
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	Not Certified
Gold	Attero Recycling Pvt Ltd	INDIA	Not Certified
Gold	Smelter Not Listed	SPAIN	Not Certified
Gold	Gasabo Gold Refinery Ltd	RWANDA	Not Certified
Gold	Minera Titán del Perú SRL (MTP) - Belen Plant	PERU	Not Certified
Gold	Naoshima Smelter & Refinery	JAPAN	Not Certified
Gold	KGHM Polska Miedz S.A. Oddzial Huta Miedzi, Glogow	POLAND	Not Certified
Gold	Aurubis AG, Hamburg	GERMANY	Not Certified
Gold	TITAN COMPANY LIMITED, JEWELLERY DIVISION	INDIA	Not Certified
Gold	Geib Refining Corporation	UNITED STATES	Not Certified
Gold	Sellem Industries Ltd.	MAURITANIA	Not Certified
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Not Certified
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Not Certified
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant

Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Conformant
Tantalum	AMG Brasil	BRAZIL	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	NPM Silmet AS	ESTONIA	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET de Mexico	MEXICO	Conformant
Tantalum	TANIOBIS Co., Ltd.	THAILAND	Conformant
Tantalum	TANIOBIS GmbH	GERMANY	Conformant
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Conformant
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	Smelter not listed	CHINA	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Conformant
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Conformant
Tantalum	PowerX Ltd.	RWANDA	Conformant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
Tantalum	Smelter not listed	CHINA	Conformant
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA	Conformant
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA	Conformant
Tantalum	RFH Metals & Chemicals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	Conformant
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Suns Nonferrous Materials Co. Ltd.	CHINA	Active
Tantalum	Smelter not listed	GERMANY	Not Certified
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Not Certified
Tantalum	5D Production OU	ESTONIA	Not Certified
Tantalum	Plansee SE Reutte	AUSTRIA	Not Certified
Tantalum	Taike Technology(Suzhou)Co.,Ltd.	CHINA	Not Certified
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	Not Certified
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Not Certified
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Minsur	PERU	Conformant
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	Conformant

Tin	PT Mitra Sukses Globalindo	INDONESIA	Conformant
Tin	Luna Smelter, Ltd.	RWANDA	Conformant
Tin	PT Rajehan Ariq	INDONESIA	Conformant
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CHINA	Conformant
Tin	PT Bangka Prima Tin	INDONESIA	Conformant
Tin	PT Premium Tin Indonesia	INDONESIA	Conformant
Tin	PT Timah Tbk Mentok	INDONESIA	Conformant
Tin	PT Timah Tbk Kundur	INDONESIA	Conformant
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	Conformant
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Fenix Metals	POLAND	Conformant
Tin	Thaisarco	THAILAND	Conformant
Tin	Aurubis Beerse	BELGIUM	Conformant
Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	Alpha Assembly Solutions Inc	UNITED STATES OF AMERICA	Conformant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Tin	Dowa	JAPAN	Conformant
Tin	Super Ligas	BRAZIL	Conformant
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	Conformant
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	CRM Synergies	SPAIN	Conformant
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
Tin	PT Cipta Persada Mulia	INDONESIA	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	Conformant
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	Smelter not listed	INDONESIA	Conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Aurubis Berango	SPAIN	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	Conformant
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	Conformant
Tin	Woodcross Smelting Company Limited	UGANDA	Conformant
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	Conformant
Tin	PT Arsed Indonesia	INDONESIA	Conformant
Tin	Dongguan Best Alloys Co., Ltd.	CHINA	Conformant
Tin	Smelter not listed	GERMANY	Conformant
Tin	Smelter not listed	BRAZIL	Conformant
Tin	P Kay Metal, Inc	UNITED STATES OF AMERICA	Conformant
Tin	TRATHO Metal Quimica	BRAZIL	Conformant

Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Active
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	Active
Tin	Smelter not listed	INDONESIA	Active
Tin	Conecsus LLC	UNITED STATES OF AMERICA	Active
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Not Certified
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Not Certified
Tin	PT Refined Bangka Tin	INDONESIA	Not Certified
Tin	CV Venus Inti Perkasa	INDONESIA	Not Certified
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Not Certified
Tin	Melt Metais e Ligas S.A.	BRAZIL	Not Certified
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Not Certified
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Not Certified
Tin	Modeltech Sdn Bhd	MALAYSIA	Not Certified
Tin	PT Arsed Indonesia	INDONESIA	Not Certified
Tin	PT Arsed Indonesia	INDONESIA	Not Certified
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Not Certified
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Not Certified
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	Not Certified
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Not Certified
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Not Certified
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Not Certified
Tin	Pongpipat Company Limited	MYANMAR	Not Certified
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Not Certified
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Not Certified
Tin	Precious Minerals and Smelting Limited	INDIA	Not Certified
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Not Certified
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	Not Certified
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	Not Certified
tin	Yunnan Tin Group (Holding) Co., LTD	CHINA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	INDONESIA	Not Certified
Tin	Smelter not listed	MYANMAR	Not Certified
Tin	Smelter Not Listed	INDONESIA	Not Certified
Tin	Dragon Silver Holdings Limited	CHINA	Not Certified
Tin	PT Tirus Putra Mandiri	INDONESIA	Not Certified
Tin	PT Panca Mega Persada	INDONESIA	Not Certified
Tin	Rian Resources SDN. BHD.	MALAYSIA	Not Certified
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Not Certified
Tungsten	A.L.M.T. Corp.	JAPAN	Conformant

Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	Masan High-Tech Materials	VIET NAM	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Cronimet Brasil Ltda	BRAZIL	Conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	Conformant
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	Conformant
Tungsten	KENEE MINING VIETNAM COMPANY LIMITED	VIET NAM	Conformant
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	Conformant
Tungsten	Jing Yuan Tungsten Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Conformant
Tungsten	S.P.T. spol.s r.o.	CZECHIA	Conformant
Tungsten	Tungamoy Metals Inc.	KOREA, REPUBLIC OF	Conformant
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	Avon Specialty Metals Ltd	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Active
Tungsten	Smelter Not Listed	UZBEKISTAN	Active
Tungsten	Smelter not listed	INDIA	Not Certified
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	Not Certified
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	Not Certified
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Not Certified
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	Not Certified
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Not Certified
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Not Certified
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Not Certified
Tungsten	ACL Metais Eireli	BRAZIL	Not Certified
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Not Certified
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Not Certified
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Not Certified

Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Not Certified
Tungsten	Artek LLC	RUSSIAN FEDERATION	Not Certified
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	Not Certified
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	Not Certified
Tungsten	LLC Vostok	RUSSIAN FEDERATION	Not Certified
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	Not Certified
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	Not Certified
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	Not Certified
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	Not Certified
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	Not Certified
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	Not Certified
Tungsten	Smelter not listed	CHINA	Not Certified
Tungsten	Plansee Composite Materials GmbH	GERMANY	Not Certified
Tungsten	Geo Enterprise	GEORGIA	Not Certified
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Not Certified
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Not Certified
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Not Certified
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Not Certified